UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
                Date of Report (Date of earliest event reported)
                                 April 15, 2005

                           SYNAGRO TECHNOLOGIES, INC.
              Exact Name of Registrant as Specified in its Charter




           DELAWARE                 0-21054                88-0219860
  State of Incorporation or       (Commission           (I.R.S. Employer
         Organization             File Number)         Identification No.)


  1800 BERING, SUITE 1000, HOUSTON, TEXAS                 77057
  Address of Principal Executive Offices                 Zip Code


                                 (713) 369-1700
                         Registrant's telephone number,
                               including area code



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

                    INFORMATION TO BE INCLUDED IN THE REPORT

Item 8.01    Other Events.

     As of April 15, 2005, Mark A. Rome, Chief Development Officer of Synagro Technologies, Inc. (the "Company") is no longer with the Company. Mr. Rome's Employment Agreement, as amended, will continue to be in effect in accordance with its terms. A copy of the Employment Agreement is filed as Exhibit 10.21 to the Company's Current Report on Form 10-K/A dated April 30, 2001, the amendment thereto (Agreement Concerning Employment Rights) is filed as Exhibit 2.9 to the Company's Current Report on Form 8-K, dated February 17, 2000, and the amendment thereto (Amendment No. 2 to Agreement Concerning Employment Rights) is filed as
Exhibit 10.27 to the Company's Annual Report of Form 10-K for the year ended December 31, 2001.





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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       SYNAGRO TECHNOLOGIES, INC.


                                       By: /s/ J. Paul Withrow
                                           -------------------------------------
                                           (Senior Executive Vice President &
                                           Chief Financial Officer and Director)


Dated: April 15, 2005